EXECUTION

MERRILL LYNCH MORTGAGE INVESTORS, INC.

Mortgage Backed Securities

UNDERWRITING AGREEMENT

February 6, 2004

Merrill Lynch, Pierce, Fenner & Smith Incorporated

250 Vesey Street

World Financial Center-North Tower, 28th Floor

New York, New York 10281-1310

Ladies and Gentlemen:

Merrill Lynch Mortgage Investors, Inc. (the “Company”), a Delaware corporation, has authorized the issuance and sale of Mortgage Backed Notes (the “Notes”) and Mortgage Backed Certificates (the “Certificates,” and together with the Notes, the “Securities”), evidencing interests in pools of mortgage loans (the “Mortgage Loans”).  The Securities may be issued in various series, and, within each series, in one or more classes, and, within each class, in one or more sub-classes, in one or more offerings on terms determined at the time of sale (each such series, a “Series” and each such class, a “Class”).  Each Series of Notes will be issued by the related trust (the “Issuer” or the “Trust”) under a separate indenture (each, an “Indenture”) with respect to such Series between the Issuer and the indenture trustee (the “Indenture Trustee”) to be identified in the prospectus supplement for such Series.  Each Series of Certificates will be issued under a separate trust agreement (each, a “Trust Agreement”) with respect to such Series among the Company, as depositor, the owner trustee (the “Owner Trustee”) and the trust administrator (the “Trust Administrator”), each to be identified in the prospectus supplement for each such Series.  The Securities of each Series will evidence specified interests in separate pools of Mortgage Loans (each a “Mortgage Pool”) or separate pools of Agency Securities, and certain other property held in trust with respect to such Series (the “Trust Assets”).  The Trust Assets of each Trust will be transferred to the related Trust pursuant to a Transfer and Servicing Agreement (the “Transfer and Servicing Agreement,” and together with the Indenture and the Trust Agreement, the “Agreements”), with respect to each Series, among the Company, as depositor, the related Trust, the related Trust Administrator, the master servicer (the “Master Servicer”) and the servicer or servicers (each, a “Servicer”) to be identified in the prospectus supplement for each such Series.

The Securities are more fully described in a Registration Statement which the Company has furnished to you.  Capitalized terms used but not defined herein shall have the meanings given to them in Transfer and Servicing Agreement relating to each Series of Securities.  The term “you” as used herein, unless the context otherwise requires, shall mean you and such persons as are named as co-managers in the applicable Terms Agreement (as defined below).

Whenever the Company determines to make an offering of Securities pursuant to this Underwriting Agreement through you or through an underwriting syndicate managed by you it will enter into an agreement (the “Terms Agreement”) providing for the sale of such Securities to, and the purchase and offering thereof by, you and such other underwriters, if any, selected by you as have authorized you to enter into such Terms Agreement on their behalf (the “Underwriters,” which term shall include you whether acting alone in the sale of the Securities or as a member of an underwriting syndicate; as the context requires, Merrill Lynch, Pierce, Fenner & Smith Incorporated, is sometimes referred to individually herein as “Merrill Lynch”).  The Terms Agreement relating to each offering of Securities shall specify, among other things, the stated balance or balances of Securities to be issued, the price or prices at which the Securities are to be purchased by the Underwriter from the Company and the initial public offering price or prices or the method by which the price or prices at which such Securities are to be sold will be determined.  A Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between you and the Company.  Each such offering of Securities which the Company elects to make pursuant to this Underwriting Agreement will be governed by this Underwriting Agreement, as supplemented by the applicable Terms Agreement, and this Underwriting Agreement and such Terms Agreement shall inure to the benefit of and be binding upon the Underwriters participating in the offering of such Securities.

SECTION 1.

Representations and Warranties.  The Company represents and warrants to you as of the date hereof, and to the Underwriters named in the applicable Terms Agreement, all as of the date of such Terms Agreement (in each case, the "Representation Date"), as follows (any representations and warranties so made to the Underwriters named in an applicable Terms Agreement respecting the Securities being deemed to relate only to the Securities described therein):

(1)

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S 3 relating to the offering of Securities from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), and has filed, and proposes to file, such amendments thereto as may have been required to the date hereof and the same has become effective under the 1933 Act and the rules of the Commission thereunder (the “Regulations”) and no stop order suspending the effectiveness of such registration statement has been issued and no proceedings for that purpose have been initiated or, to the Company’s knowledge, threatened, by the Commission.  Such registration statement, including incorporated documents, exhibits and financial statements, as amended at the time when it became effective under the 1933 Act, and the prospectus relating to the sale of Securities by the Company constituting a part thereof, as from time to time each is amended or supplemented pursuant to the 1933 Act or otherwise, are referred to herein as the “Registration Statement” and the “Prospectus,” respectively; provided, however, that a supplement to the Prospectus contemplated by Section 3(a) hereof (a “Prospectus Supplement”) shall be deemed to have supplemented the Prospectus only with respect to the offering or offerings of Securities to which it relates.  Any reference herein to the Registration Statement, a preliminary prospectus, the Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S 3 which were filed under the Securities Exchange Act of 1934, as amended (the “1934 Act”) on or before the date on which the Registration Statement, as amended, became effective or the issue date of such preliminary prospectus, Prospectus, or Prospectus Supplement, as the case may be; and any reference herein to the terms “amend,” “amendment” or supplement with respect to the Registration Statement, any preliminary prospectus, the Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the 1934 Act after the date on which the Registration Statement became effective or the issue date of any preliminary prospectus, the Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference.  The Registration Statement and Prospectus, at the time the Registration Statement became effective did, and as of the applicable Representation Date will, conform in all material respects to the requirements of the 1933 Act and the Regulations.  The Registration Statement, at the time it became effective did not, and as of the applicable Representation Date and the applicable Closing Time (as defined in Section 2 hereof) will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.  The Prospectus, as amended or supplemented as of the applicable Representation Date and the applicable Closing Time (as defined in Section 2 hereof), will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in, or omissions from, (i) the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriters expressly for use in the Registration Statement or Prospectus or (ii) the Merrill Lynch Information (as defined in Section 10 hereof).  The conditions to the use by the Company of a registration statement on Form S 3 under the 1933 Act, as set forth in the General Instructions to Form S 3, have been satisfied with respect to the Registration Statement and the Prospectus.  There are no contracts or documents of the Company which are required to be filed as exhibits to the Registration Statement pursuant to the 1933 Act or the Regulations which have not been so filed.

(2)

The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to enter into and perform its obligations under this Underwriting Agreement, each applicable Agreement to which the Company is a party, and with respect to a Series of Securities, the Securities and the applicable Terms Agreement; and the Company is duly qualified or registered as a foreign corporation to transact business and is in good standing in each jurisdiction in which the ownership or lease of its properties or the conduct of its business requires such qualification.

(3)

The Company is not in violation of its certificate of incorporation or by laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other material instrument to which it is a party or by which it or its properties may be bound, which default might result in any material adverse change in the financial condition, earnings, affairs or business of the Company or which might materially and adversely affect the properties or assets thereof or the Company’s ability to perform its obligations under this Underwriting Agreement, the applicable Terms Agreement or any applicable Agreement to which the Company is a party.

(4)

The execution and delivery by the Company of this Underwriting Agreement, the applicable Terms Agreement and each applicable Agreement to which the Company is a party and the signing of the Registration Statement by the Company are within the corporate power of the Company and have been duly authorized by all necessary corporate action on the part of the Company; and with respect to a Series of Securities described in the applicable Terms Agreement, neither the issuance and sale of the Securities to the Underwriters, nor the execution and delivery by the Company of this Underwriting Agreement, such Terms Agreement and such applicable Agreement, nor the consummation by the Company of the transactions herein or therein contemplated, nor compliance by the Company with the provisions hereof or thereof, will conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company other than as contemplated by the Agreements, pursuant to any material indenture, mortgage, contract or other material instrument to which the Company is a party or by which it is bound or to which the property or assets of the Company are subject, or result in the violation of the provisions of the certificate of incorporation or by laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties.

(5)

This Underwriting Agreement has been, and each applicable Terms Agreement when executed and delivered as contemplated hereby and thereby will have been, duly authorized, executed and delivered by the Company, and each constitutes, or will constitute when so executed and delivered, a legal, valid and binding instrument enforceable against the Company in accordance with its terms (assuming due authorization, execution and delivery by the other parties thereto), subject (a) to applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally, (b) as to enforceability to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (c) as to enforceability with respect to rights of indemnity thereunder, to limitations of public policy under applicable securities laws.

(6)

Each applicable Agreement to which the Company is a party, when executed and delivered as contemplated hereby and thereby will have been duly authorized, executed and delivered by the Company, and will constitute when so executed and delivered, a legal, valid and binding instrument enforceable against the Company in accordance with its terms (assuming due authorization, execution and delivery by the other parties thereto), subject (a) to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and (b) as to enforceability to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and as of the Closing Date, the representations and warranties made by the Company in such applicable Agreement will be true and correct as of the date made.

(7)

As of the Closing Time (as defined in Section 2 hereof) with respect to a Series of Notes, the issuance of the Notes will have been duly and validly authorized by the Company, and, when executed and authenticated as specified in the related Indenture and delivered against payment pursuant to this Underwriting Agreement, will be validly issued and outstanding and will be entitled to the benefits of the related Indenture.

(8)

There are no actions, proceedings or investigations now pending against the Company or, to the knowledge of the Company, threatened against the Company, before any court, administrative agency or other tribunal (i) asserting the invalidity of this Underwriting Agreement, the applicable Terms Agreement, the Agreements or with respect to a Series of Securities, the Securities, (ii) seeking to prevent the issuance of such Securities or the consummation of any of the transactions contemplated by this Underwriting Agreement, the applicable Terms Agreement or such Agreements, (iii) which would be likely to materially and adversely affect the performance by the Company of its obligations under, or which would if adversely determined materially and adversely affect the validity or enforceability of, this Underwriting Agreement, the applicable Terms Agreement, such Agreements or such Securities or (iv) seeking to adversely affect the federal income tax attributes of such Securities described in the Prospectus and the related Prospectus Supplement.

(9)

Any taxes, fees and other governmental charges that are assessed and due in connection with the execution, delivery and issuance of this Underwriting Agreement, the applicable Terms Agreement, any applicable Agreement and with respect to a Series of Securities, the Securities, shall have been paid at or prior to the Closing Time.

(10)

No filing or registration with, notice to or consent, approval, authorization, order or qualification of or with any court or governmental agency or body is required for the issuance and sale of the Securities or the consummation by the Company of the transactions contemplated by this Underwriting Agreement, any applicable Agreement or the applicable Terms Agreement, except the registration under the 1933 Act of the Securities, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

(11)

The Company possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies deemed by the Company to be reasonably necessary to conduct the business now operated by it and as described in the Prospectus and the Company has received no notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the conduct of the business, operations, financial condition or income of the Company.

(12)

As of the Closing Time, with respect to a Series of Securities described in the relevant Terms Agreement evidencing interests in a Mortgage Pool, the Indenture will create a valid security interest in favor of the Indenture Trustee, for the benefit of holders of the Securities, in the Issuer’s right, title and interest in and to the Trust Assets and any Reserve Fund securing the obligations of the Issuer under the Indenture.

(13)

As of the Closing Time, with respect to a Series of Securities, the Mortgage Pool will have substantially the characteristics described in the Prospectus Supplement and in the Form 8 K of the Company prepared with respect to such Securities, if the Mortgage Pool is described in such Form 8 K.

(14)

Neither the Company nor the Trust will be subject to registration as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

(15)

The Securities, each applicable Agreement, the applicable Terms Agreement and any Primary Insurance Policies, Mortgage Pool Insurance Policies, Standard Hazard Insurance Policies, Special Hazard Insurance Policies, Mortgagor Bankruptcy Insurance and Alternate Credit Enhancement related to the Securities described in the relevant Terms Agreement conform in all material respects to the descriptions thereof contained in the Prospectus.

SECTION 2.

Purchase and Sale.  The commitment of each Underwriter to purchase Securities pursuant to any Terms Agreement shall be several and not joint and shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

Payment of the purchase price for, and delivery of, any Securities to be purchased by the Underwriters shall be made at the offices of Morgan, Lewis & Bockius LLP, New York, New York, or at such other place as shall be agreed upon by you and the Company, at such time or date as shall be agreed upon by you and the Company in the Terms Agreement (each such time and date being referred to as a “Closing Time”).  Unless otherwise specified in the applicable Terms Agreement, payment shall be made to the Company in immediately available Federal funds wired to such bank as may be designated by the Company.  Such Securities shall be in such denominations and registered in such names as you may request in writing at least two business days prior to the applicable Closing Time.  Such Securities will be made available for examination and packaging by you no later than 12:00 noon on the first business day prior to the applicable Closing Time.

It is understood that the Underwriters intend to offer the Securities for sale to the public as set forth in the Prospectus Supplement.

SECTION 3.

Covenants of the Company.  The Company covenants with each of you and each Underwriter participating in an offering of Securities pursuant to a Terms Agreement, with respect to such Securities and such offering, as follows:

(a)

Immediately following the execution of each Terms Agreement, the Company will prepare a Prospectus Supplement setting forth the principal amount of Securities covered thereby, the price or prices at which the Securities are to be purchased by the Underwriters, either the initial public offering price or prices or the method by which the price or prices by which the Securities are to be sold will be determined, the selling concession(s) and reallowance(s), if any, any delayed delivery arrangements, and such other information as you and the Company deem appropriate in connection with the offering of the Securities.  The Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 under the 1933 Act and will furnish to the Underwriters as many copies of the Prospectus and such Prospectus Supplement as you shall reasonably request.

(b)

If the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities described in the relevant Terms Agreement and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period of time to amend or supplement the Prospectus in order to comply with the 1933 Act, the Company agrees to notify you promptly and upon your request so to amend or supplement the Prospectus and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

(c)

During any period in which the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities described in the relevant Terms Agreement the Company will give you reasonable notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1933 Act or otherwise, and will furnish you with copies of any such amendment or supplement or other documents proposed to be filed a reasonable time in advance of filing.

(d)

During any period in which the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities described in the relevant Terms Agreement the Company will notify you promptly (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document other than quarterly and annual reports to be filed pursuant to the 1934 Act, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or any Prospectus Supplement, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the threat of any proceeding for that purpose and (vi) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose.  The Company will use its best efforts to prevent the issuance of any such stop order and, if any stop order is issued, to obtain the lifting thereof as soon as possible.

(e)

The Company will deliver to you as many conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as you may reasonably request.

(f)

The Company will endeavor, in cooperation with you, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as you may designate, and will maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.  The Company will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided.

(g)

With respect to a Series, so long as the Securities of such Series are outstanding, the Company will furnish, or cause to be furnished, to you, copies of all reports and statements available to Securityholders pursuant to the Transfer and Servicing Agreement.

SECTION 4.

Conditions of the Underwriters’ Obligations. The obligations of the Underwriters to purchase Securities pursuant to any Terms Agreement shall be subject to the accuracy of the representations and warranties on the part of the Company herein contained, to the accuracy of the statements of the Company’s officers made pursuant hereto, to the performance by the Company of all of its obligations hereunder and to the following additional conditions precedent:

(a)

At the applicable Closing Time (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, (ii) the Securities shall have received the rating or ratings specified in the applicable Terms Agreement, and (iii) there shall not have come to your attention any facts that would cause you to believe that the Prospectus, together with the applicable Prospectus Supplement at the time it was required to be delivered to a purchaser of the Securities, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.  No challenge by the Commission shall have been made to the accuracy or adequacy of the Registration Statement and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or the Prospectus Supplement shall have been complied with and the Company shall not have filed with the Commission any amendment or supplement to the Registration Statement, the Prospectus or the Prospectus Supplement without the consent of the Underwriters.

(b)

At the applicable Closing Time you shall have received:

(1)

The opinion, dated as of the applicable Closing Time, of Morgan, Lewis & Bockius LLP, New York, New York, counsel for the Company (or of such other counsel as shall be agreed upon by you and the Company in the Terms Agreement), in form and substance satisfactory to such of you as may be named in the applicable Terms Agreement, to the effect that:

(i)

The Company is validly existing as a corporation in good standing under the laws of the State of Delaware.

(ii)

This Underwriting Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by the Company, and each is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and (C) the enforceability as to rights to indemnity thereunder may be subject to limitations of public policy under applicable securities laws.

(iii)

Each applicable Agreement to which the Company is a party has been duly authorized, executed and delivered by the Company, and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except that (A) such enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (B) the remedy of specific performance and injunctive and other forms’ of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(iv)

The execution and delivery by the Company of this Underwriting Agreement, the applicable Terms Agreement and each applicable Agreement to which the Company is a party and the signing of the Registration Statement by the Company are within the corporate power of the Company and have been duly authorized by all necessary corporate action on the part of the Company; and neither the issue and sale of the Securities nor the consummation of the transactions contemplated herein or therein nor the fulfillment of the terms hereof or thereof will, conflict with or constitute a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any contract, indenture, mortgage, or other instrument to which the Company is a party or by which it may be bound of which such counsel is aware, other than the lien or liens created by any such applicable Agreement, nor will such action result in any violation of the provisions of the certificate of incorporation  or by laws of the Company or, any statute, rule or regulation to which the Company is subject or by which it is bound or any writ, injunction or decree of any court, governmental authority or regulatory body to which it is subject or by which it is bound of which such counsel is aware.

(v)

The issuance of the Notes will have been duly and validly authorized, and, when executed and authenticated as specified in the related Indenture and delivered against payment pursuant to this Underwriting Agreement, will be validly issued and outstanding and will be entitled to the benefits of the related Indenture.

(vi)

To the best of such counsel’s knowledge, no filing or registration with or notice to or consent, approval, authorization, order or qualification of or with any court or governmental agency or body is required for the issuance and sale of the Securities or the consummation by the Company of the transactions contemplated by this Underwriting Agreement, any applicable Agreement or the applicable Terms Agreement, except the registration under the 1933 Act of the Securities, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

(vii)  To the best of such counsel’s knowledge, there is no action, suit or proceeding of which such counsel is aware before or by any court or governmental agency or body, domestic or foreign, now pending or threatened against the Company which might result in any material adverse change in the financial condition, earnings, affairs or business of the Company, or which might materially and adversely affect the properties or assets thereof or might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, the Securities, this Underwriting Agreement or the Agreements, or which is required to be disclosed in the Registration Statement.

(viii)

The Registration Statement is effective under the 1933 Act and, to the best of such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

(ix)

The Indenture has been qualified under the Trust Indenture Act.

(x)

The Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information included therein, as to which no opinion need be rendered) as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the 1933 Act and the Regulations thereunder.

(xi)

The statements in the Prospectus under the headings “ERISA Considerations” and “Federal Income Tax Consequences” and the statements in the applicable Prospectus Supplement under the headings “Federal Income Tax Consequences” and “ERISA Considerations”, to the extent that they describe matters of United States federal income tax law or ERISA or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are accurate in all material respects with respect to those consequences or matters discussed therein.

(xii)

The statements in the Prospectus and the applicable Prospectus Supplement under the caption “Description of the Securities”, insofar as they purport to summarize certain terms of the Securities and any applicable Agreement, constitute a fair summary of the provisions purported to be summarized.

(xiii)

The Trust is not, and will not as a result of the offer and sale of the Securities as contemplated in the Prospectus and in this Underwriting Agreement become, an “investment company” required to be registered under the 1940 Act.

(xiv)

The Classes of Securities so designated in the Prospectus Supplement will be “mortgage related securities”, as defined in §3(a)(41) of the 1934 Act, so long as the Securities are rated in one of the two highest grades by at least one nationally recognized statistical rating organization.

Such counsel shall deliver to you such additional opinions addressed to you addressing the transfer by the Company to the Trust of its right, title and interest in and to the Mortgage Loans and other property included in the Trust at the Closing Time as may be required by each Rating Agency rating the Securities.

Such counsel shall state that it has participated in conferences with officers and other representatives of the Company, your counsel, representatives of the independent accountants for the Company and you at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume responsibility for, the factual accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as stated in paragraphs (xi) and (xii) above) and has made no independent check or verification thereof for the purpose of rendering its opinion, on the basis of the foregoing, nothing has come to their attention that leads such counsel to believe that either the Registration Statement, at the time it became effective and at the applicable Closing Time, contained, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Prospectus contained or contains as of the date thereof and at the applicable Closing Time any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need express no view with respect to the financial statements, schedules and other financial and statistical data included in or incorporated by reference into the Registration Statement, the Prospectus or the Prospectus Supplement.

Such counsel may state that their opinions relate only to laws of the State of New York, the Federal laws of the United States and the General Corporation Law of the State of Delaware.

In rendering such opinions, such counsel may rely, as to matters of fact, to the extent deemed proper and stated therein, on certificates of responsible officers of the Company, the parties to the applicable Agreements and public officials.

(2)

The opinion of counsel to the Indenture Trustee, dated as of the applicable Closing Time, addressed to you and in form and scope satisfactory to your counsel.

(3)

The opinion of counsel to the Owner Trustee and the Trust, dated as of the applicable Closing Time, addressed to you and in form and scope satisfactory to your counsel.

(4)

The opinion of counsel to each Servicer, dated as of the applicable Closing Time, addressed to you and in form and scope satisfactory to your counsel.

(5)

The opinion or opinions, dated as of the applicable Closing Time, of counsel for the Underwriters, acceptable to the Underwriters.

(6)

The opinion or opinions, dated as of the applicable Closing Time, of counsel for any Trust Administrator, addressed to you and in form and scope satisfactory to your counsel.

(7)

The opinion or opinions, dated as of the applicable Closing Time, of counsel for any Master Servicer, addressed to you and in form and scope satisfactory to your counsel.

(8)

The opinion or opinions, dated as of the applicable Closing Time, of counsel for any provider of Credit Enhancement, addressed to you and in form and scope satisfactory to your counsel.

(c)

At the applicable Closing Time you shall have received a certificate of the President or a Vice President and the Treasurer or the Secretary of the Company, dated as of such Closing Time, to the effect that the representations and warranties of the Company contained in Section 1 are true and correct with the same force and effect as though such Closing Time were a Representation Date and that the Company has complied with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Time.

(d)

You shall have received from a firm of independent certified public accountants acceptable to you, letters, dated as of the date of the applicable Terms Agreement and as of the applicable Closing Time, delivered at such times, in the form and substance reasonably satisfactory to you.

(e)

At the applicable Closing Time, with respect to a Series of Securities, each of the representations and warranties of the Servicer set forth in the related servicing agreement or reconstituted servicing agreement will be true and correct as of the date or dates stated therein and you shall have received a certificate of an officer of each Servicer to such effect.

(f)

At the applicable Closing Time, with respect to a Series of Securities, the Securities shall have received the certificate rating or ratings specified in the related Terms Agreement.

(g)

At the applicable Closing Time, counsel for the Underwriters shall have been furnished with such other documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to you and counsel for the Underwriters.

If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement may be terminated by you by notice to the Company at any time at or prior to the applicable Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 5.

SECTION 5.

Payment of Expenses.  The Company covenants and agrees with the Underwriters that the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Underwriting Agreement, including without limitation: (i) expenses related to the preparation and filing of the Registration Statement and all amendments thereto, (ii) the cost of printing and delivery to the Underwriters, in such quantities as you may reasonably request, of copies of this Underwriting Agreement, each Terms Agreement, any agreements among the Underwriters and selling agreement and the Underwriters’ questionnaires and powers of attorney, (iii) the cost of preparation, issuance and delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company’s counsel and accountants for the Company, (v) all expenses (other than legal fees) in connection with the qualification of the Securities under securities and Blue Sky laws and the determination of the eligibility of the Securities for investment in accordance with the provisions of Section 3(f), including filing fees, (vi) the cost of printing and delivery to the Underwriters, in such quantities as you may reasonably request, hereinabove stated, of copies of the Registration Statement and Prospectus and all amendments and supplements thereto, and of any Blue Sky survey and legal investment survey, (vii) the cost of printing and delivery to the Underwriters, in such quantities as you may reasonably request, of copies of each Agreement, (viii) the fees charged by not more than two investment rating agencies for rating the Securities, (ix) the fees and expenses, if any, incurred in connection with the listing of the Securities on any national securities exchange, (x) any filing fees and expenses incident to any required review by the National Association of Securities Dealers, Inc., and (xi) the fees and expenses of the Trust Administrator, the Owner Trustee, the Indenture Trustee and their counsel.  It is understood, however, that except as provided in this Section and Section 6 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of counsel, transfer taxes on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

If a Terms Agreement is terminated by you in accordance with the provisions of Section 4 or Section 8(i), the Company shall reimburse you for all reasonable out of pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 6.

Indemnification.

(a)

The Company will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in each case in respect of the relevant Securities, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or controlling person in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such document in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use therein.  This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)

Merrill Lynch will indemnify and hold harmless the Company, each of its officers who signed the Registration Statement, its respective directors, and any person controlling the Company within the meaning of the 1933 Act against any losses, claims, damages or liabilities to which the Company or any such officer, director or controlling person may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of Merrill Lynch expressly for use therein and will reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company, any such officer, director or controlling person in connection with investigating or defending any such action or claim.  This indemnity agreement is in addition to any liability which Merrill Lynch may otherwise have.  The Company acknowledges that, unless otherwise set forth in the applicable Terms Agreement, the statements set forth in the second and fourth paragraphs under the caption “Method of Distribution” as included in the applicable Prospectus Supplement relating to a Series of Certificates, together with the Merrill Lynch Information (as defined in Section 10 hereof) relating to a Series of Certificates constitute the only information furnished in writing by or on behalf of Merrill Lynch expressly for use in the Registration Statement relating to such Series of Certificates as originally filed or in any amendment thereof, any related preliminary prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be

(c)

Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case and the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action, (ii) the indemnifying party shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) the indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them and/or other indemnified parties which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party).  Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

(d)

If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities to which such loss, claim, damage or liability (or actions in respect thereof) relates.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions (or in the case of a public offering in negotiated transactions, the difference between the proceeds to the Company and the aggregate price received from the public) received by such Underwriters.   The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  Notwithstanding anything to the contrary in this Section 6(d), if the losses, claims, damages or liabilities (or actions in respect thereof) referred to in this Section 6(d) arise out of an untrue statement or alleged untrue statement of a material fact contained in any Merrill Lynch 8 K (as such term is defined in Section 10 hereof) then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Underwriters on the other (determined in accordance with the preceding sentence) in connection with the statements or omissions in such Merrill Lynch 8 K which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other equitable considerations.  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation even if the Underwriters were treated as one entity for such purpose or by any other method of allocation which does not take account of the equitable considerations referred to in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were sold to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The obligations of the Underwriters to contribute pursuant to this subsection (d) are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

SECTION 7.

Representations, Warranties, and Agreements to Survive Delivery.  All representations, warranties and agreements contained in this Underwriting Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Underwriting Agreement, or the applicable Terms Agreement or any investigation made by or on behalf of the Underwriters or any controlling person thereof, or by or on behalf of the Company, its officers or directors and shall survive delivery of any Securities to the Underwriters.

SECTION 8.

Termination of Agreement.  This Underwriting Agreement may be terminated for any reason at any time by either the Company or you upon the giving of thirty days’ notice of such termination to the other party hereto; provided, however, that if a Terms Agreement has been entered into with respect to a particular transaction, this Underwriting Agreement and the Terms Agreement may not be terminated in the manner set forth in this sentence with respect to such particular transaction.  You, as the Representative of the Underwriters named in any Terms Agreement may also terminate such Terms Agreement, immediately upon notice to the Company, at any time at or prior to the applicable Closing Time (i) if there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Registration Statement or Prospectus, any change, or any development involving a prospective change, in or affecting the condition, financial or otherwise, earnings, affairs or business of the Company, whether or not arising in the ordinary course of business, which in your judgment would materially impair the market for, or the investment quality of, the Securities, or (ii) if there has occurred any material outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable to market the Securities or enforce contracts for the sale of the Securities, or (iii) if trading in securities generally on either the New York Stock Exchange or the American Stock Exchange has been suspended or any setting of minimum prices shall have been established, or (iv) if a general moratorium of commercial banking activities has been declared by either Federal or New York State authorities.  In the event of any such termination, (A) the covenants set forth in Section 3 with respect to any offering of Securities shall remain in effect so long as the Underwriters own any such Securities purchased from the Company pursuant to the applicable Terms Agreement and (B) the covenant set forth in Section 3(c), the provisions of Section 5, the indemnity agreement and contribution provisions set forth in Section 6, and the provisions of Sections 7 and 12 shall remain in effect.

SECTION 9.

Default by One or More of the Underwriters.

(a)

If one or more of the Underwriters participating in an offering of Securities shall fail at the applicable Closing Time to purchase the Securities which it or they are obligated to purchase hereunder and under the applicable Terms Agreement (the “Defaulted Securities”), then such of you as are named therein may in your discretion arrange for you or another party or other parties to purchase the Defaulted Securities upon the terms contained herein.  If within thirty six hours after such default by any Underwriter you do not arrange for the purchase of such Defaulted Securities, then the Company shall be entitled to a further period of thirty six hours within which to procure another party or other parties satisfactory to you to purchase such Defaulted Securities on the terms contained herein.  In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Defaulted Securities, or the Company notifies you that it has so arranged for the purchase of such Defaulted Securities, you or the Company shall have the right to postpone the Closing Time for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary.  The term “Underwriter” as used in this Underwriting Agreement shall include any person substituted under this Section with like effect as if such person had originally been party to this Underwriting Agreement with respect to the Security.

(b)

If, after giving effect to any arrangements for the purchase of Defaulted Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Defaulted Securities which remains unpurchased does not exceed 10% of the aggregate principal amount of the Securities to be purchased pursuant to the applicable Terms Agreement, then the Company shall have the right to require each non defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase pursuant to the applicable Terms Agreement) of the Defaulted Securities of the defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)

If, after giving effect to any arrangements for the purchase of the Defaulted Securities of the defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Defaulted Securities which remains unpurchased exceeds 10% of the aggregate principal amount of the Securities to be purchased pursuant to the applicable Terms Agreement, or if the Company shall not exercise the right described in subsection (b) above to require non defaulting Underwriter or Underwriters to purchase Defaulted Securities of a defaulting Underwriter or Underwriters, then this Underwriting Agreement shall thereupon terminate, without liability on the part of any non defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 5 hereof and the indemnity agreement and contribution provisions in Section 6 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

SECTION 10.

Computational Materials and ABS Term Sheets.

(a)

The parties acknowledge that, subsequent to the date on which the Registration Statement became effective and up to and including the date on which the Prospectus Supplement and Prospectus with respect to a Series of Securities is first made available to the Underwriters, the Underwriters may furnish to various potential investors in such Series of Securities, in writing:  (i) “Computational Materials”, as defined in a no action letter (the “Kidder No Action Letter”) issued by the staff of the Commission on May 20, 1994 to Kidder, Peabody Acceptance Corporation I, et al., as modified by a no action letter (the “First PSA No Action Letter”) issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the “PSA”) and as further modified by a no action letter (the “Second PSA No Action Letter”, and together with the Kidder No Action Letter and the First PSA No Action Letter, the “No Action Letters”) issued by the staff of the Commission on February 17, 1995 to the PSA; (ii) “Structural Term Sheets” as defined in the Second PSA No Action Letter; and/or (iii) “Collateral Term Sheets” as defined in the Second PSA No Action Letter.

(b)

In connection with each Series of Securities, Merrill Lynch shall furnish to the Company, at least one (1) business day prior to the time of filing of the Prospectus pursuant to Rule 424 under the 1933 Act, all Computational Materials used by the Underwriter and required to be filed with the Commission in order for the Underwriter to avail itself of the relief granted in the No Action Letters (such Computational Materials, the “Merrill Lynch Furnished Computational Materials”).

(c)

In connection with each Series of Securities, Merrill Lynch shall furnish to the Company, at least one (1) business day prior to the time of filing of the Prospectus pursuant to Rule 424 under the Act, all Structural Term Sheets used by the Underwriter and required to be filed with the Commission in order for the Underwriter to avail itself of the relief granted in the No Action Letters (such Structural Term Sheets, the “Merrill Lynch Furnished Structural Term Sheets”).

(d)

In connection with each Series of Securities, the Merrill Lynch shall furnish to the Company, within one (1) business day after the first use thereof, all Collateral Term Sheets used by Merrill Lynch and required to be filed with the Commission in order for Merrill Lynch to avail itself of the relief granted in the No Action Letters (such Collateral Term Sheets, the “Merrill Lynch Collateral Term Sheets”) and shall advise the Company of the date on which each such Collateral Term Sheet was first used.

(e)

Merrill Lynch covenants to prepare for signature by the Company and filing and (following signature by the Company) cause to be delivered for filing to the Commission one or more current reports on Form 8 K (collectively, together with any amendments and supplements thereto, the “Merrill Lynch 8 K,” and each a “Merrill Lynch 8 K”) such that Merrill Lynch may avail itself of the relief granted in the No Action Letters.  In particular, Merrill Lynch covenants to cause to be filed with the Commission (i) all Merrill Lynch Furnished Computational Materials and all Merrill Lynch Furnished Structural Term Sheets on a Merrill Lynch 8 K concurrently with the filing of the Prospectus Supplement and Prospectus with respect to the related Series of Securities pursuant to Rule 424 under the 1933 Act; and (ii) all Merrill Lynch Furnished Collateral Term Sheets on a Merrill Lynch 8 K not later than two (2) business days after the first use thereof.  Any Merrill Lynch 8 K containing Furnished Structural Term Sheets and/or Furnished Collateral Term Sheets shall be filed electronically via EDGAR.  Any Merrill Lynch 8 K containing Furnished Computational Materials shall be filed in paper under cover of Form SE in accordance with Rule 311(i) of Resolution S T.

(f)

The Underwriter shall cooperate with the Company and with Deloitte & Touche LLP in obtaining a letter, in form and substance satisfactory to the Company and the Underwriters, of Deloitte & Touche LLP regarding the information in any Merrill Lynch 8 K consisting of Merrill Lynch Furnished Computational Materials and/or Merrill Lynch Furnished Structural Term Sheets.  Any such letter shall be obtained prior to the filing of any such Merrill Lynch 8 K with the Commission at Merrill Lynch’s sole expense.

(g)

The Underwriter represents and warrants to, and covenants with, the Company that as presented in the Merrill Lynch 8 K, the Merrill Lynch Information (defined below) is not misleading and not inaccurate in any material respect and that any Pool Information (defined below) contained in any Merrill Lynch 8 K which is not otherwise inaccurate in any material respect is not presented in the Merrill Lynch 8 K in a way that is either misleading or inaccurate in any material respect.  The Underwriter further covenants with the Company that if any Computational Materials or ABS Term Sheets (as such term is defined in the Second PSA No Action Letter) contained in any Merrill Lynch 8 K are found to include any information that is misleading or inaccurate in any material respect, Merrill Lynch promptly shall inform the Company of such finding, provide the Company with revised and/or corrected Computational Materials or ABS Term Sheets, as the case may be, and promptly prepare for signature by the Company and filing and (following signature by the Company) cause to be delivered for filing to the Commission in accordance herewith, revised and/or corrected Computational Materials or ABS Term Sheets, as the case may be.

(h)

Merrill Lynch covenants that all Computational Materials and ABS Term Sheets used by it shall contain a legend substantially in the form of the following legend:

“THIS INFORMATION IS FURNISHED TO YOU SOLELY BY MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND NOT BY MERRILL LYNCH MORTGAGE INVESTORS, INC. (“MLMI”) OR ANY OF ITS AFFILIATES. MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED IS NOT ACTING AS MLMI’S AGENT.”

(i)

The Underwriter covenants that all Collateral Term Sheets used by it shall contain the following additional legend:

“THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.”

(j)

The Underwriter covenants that all Collateral Term Sheets (other than the initial Collateral Term Sheet) shall contain the following additional legend:

“THE INFORMATION CONTAINED HEREIN SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.”

(k)

The Underwriter shall deliver to the Company a copy of each Merrill Lynch 8 K (including written evidence of filing) promptly upon filing the same with the Commission (but in any event not later than the earlier to occur of (i) the second business day after filing and (ii) the Closing Time).

(l)

For purposes of this Underwriting Agreement, the term “Merrill Lynch Information” means such portion, if any, of the information contained in the Merrill Lynch 8 K that is not Pool Information; provided, however, that if any information that would otherwise constitute Merrill Lynch Information is either inaccurate or misleading in any material respect (and such Pool Information was not superceded or corrected by delivery to Merrill Lynch of corrected Pool Information within a reasonable period prior to the confirmation of the sale of the applicable Securities, or for which the Company did not provided written notice of such error to Merrill Lynch within a reasonable period prior to the confirmation of the sale of the applicable Securities), such information shall not be Merrill Lynch Information.  “Pool Information” means the information furnished to the Underwriters by the Company regarding the Mortgage Loans; provided, however, that if any information that would otherwise constitute Pool Information is presented in the Merrill Lynch 8 K in a way that is either inaccurate or misleading in any material respect, such information shall not be Pool Information.

(m)

Promptly upon becoming aware that any Pool Information is inaccurate or misleading in any material respect, the Company will uses its best effort to deliver corrected Pool Information to Merrill Lynch.

SECTION 11.

Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, delivered, telexed, or telegraphed and confirmed or transmitted by any standard form of telecommunication.  Notices to the Underwriter shall be directed to you at the respective addresses set forth on the first page hereof, to the attention of the General Counsel.  Notices to the Company shall be directed to Merrill Lynch Mortgage Investors, Inc. 250 Vesey Street, World Financial Center-Tower North, 10th Floor, New York, New York 10281,  Attention: President.

SECTION 12.

Parties.  This Underwriting Agreement shall be binding upon and inure solely to the benefit of you and the Company and to the extent provided in Section 6 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter and their respective heirs, executors, administrators, successors and assigns and any Terms Agreement shall be binding upon and inure solely to the benefit of the Company and any Underwriter who becomes a party to a Terms Agreement and to the extent provided in Section 6 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter and their respective heirs, executors, administrators, successors and assigns. Nothing expressed or mentioned in this Underwriting Agreement or a Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto or thereto and their respective successors and the controlling person and officers and directors referred to in Section 6 hereof and their heirs any legal or equitable right, remedy or claim under or with respect to this Underwriting Agreement or a Terms Agreement or any provision herein or therein contained.

SECTION 13.

Governing Law and Time.  This Underwriting Agreement and each Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York. Specified times of day refer to New York City time.

SECTION 14.

Counterparts.  This Underwriting Agreement and any Terms Agreement may be executed in any number of counterparts (which execution may take the form of an exchange of any standard form of written telecommunication between you and the Company), each of which shall constitute an original of any party whose signature appears on it, and all of which shall together constitute a single instrument.

[SIGNATURES COMMENCE ON FOLLOWING PAGE]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you and the Company in accordance with its terms.

Very truly yours,

MERRILL LYNCH MORTGAGE INVESTORS, INC.

By:  /s/ Ted Bouloukos

      Name:

Ted Bouloukos

      Title:

Vice President

CONFIRMED AND ACCEPTED, as of

the date first above written:

MERRILL LYNCH, PIERCE, FENNER

& SMITH INCORPORATED

By:   /s/ Ted Bouloukos

      Name:

Ted Bouloukos

      Title:

Authorized Signatory

EXHIBIT A

MORTGAGE BACKED SECURITIES

MERRILL LYNCH MORTGAGE INVESTORS, INC.

TERMS AGREEMENT

Dated: _____, 20__

To:

Merrill Lynch Mortgage Investors, Inc.

Re:

Underwriting Agreement, by and between Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”) and Merrill Lynch Mortgage Investors, Inc.,
dated as of February 3, 2004 (the “Underwriting Agreement”)

Ladies and Gentlemen:

The undersigned, (the “Representative”) acting on behalf of the underwriters (including ourselves) named below (such underwriters being herein called the “Underwriters”), understands that Merrill Lynch Mortgage Investors, Inc., a Delaware corporation (the “Company”), proposes to issue and sell approximately $__________ original principal amount of _________ Mortgage Backed Securities, Series 20____, consisting of Mortgage Backed Notes (the “Notes”), to be issued under an Indenture, dated as of _________, 20__, between _______, as issuer and ____________, as indenture trustee and Mortgage Backed Certificates (the “Certificates,” and together with the Notes, the “Securities”), to be issued under a Trust Agreement, dated as of _______, 20__, among the Company, as depositor, _______, as owner trustee and _______, as trust administrator.  The terms of the Securities are summarized below and are more fully described in the Company’s Prospectus Supplement and Prospectus (collectively, the “Prospectus”) prepared with respect to the Securities.

All the provisions (including defined terms) contained in the Underwriting Agreement are incorporated by reference herein in their entirety and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Merrill agrees to be bound by all of the terms and conditions of the Underwriting Agreement, as modified by this Terms Agreement.  Terms not otherwise defined herein shall have the meaning set forth in the Prospectus.

The Closing Time referred to in Section 2 of the Underwriting Agreement shall be _________.  Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and the Underwriters, severally and not jointly, agree to purchase the original principal amounts of the Securities set forth in the table below under the title “Terms of the Securities and Underwriting Compensation” at the purchase prices set forth below.

The Underwriters will offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

Subject to the terms and conditions set forth or incorporated by reference herein, the Underwriters will pay for the Securities at the time and place and in the manner set forth in the Underwriting Agreement.

Registration Statement No.
Series Designation: Underwriters:	Mortgage Backed Securities, Series 200__
Terms of the Securities and Underwriting Compensation:

Classes	Principal Amount to be Purchased by Merrill (1)	Principal Amount to be Purchased by _______	Pass-Through Rate	Price to Public	Underwriting Discount
	$	$
	$	$
	$	$
	$	$
	$	$
	$	$
	$	$
	$	$
	$	$
	$	$
	$	$
Total	$	$

Selling Concession and Reallowance Discount:

The Underwriters will initially offer the Securities to certain dealers at such price less a selling concession not to exceed the percentage of the denomination set forth below, and the Underwriters may allow, and such dealers may reallow a reallowance discount not to exceed the percentage of the denomination set forth below.

Class	Selling Concession	Reallowance Discount
	%	%
	%	%
	%	%
	%	%
	%	%
	%	%
	%	%
	%	%
	%	%
	%	%
	%	%

Ratings:

Cut-off Date:

Payment Date:

Purchase Price:	The Purchase Price for the Securities to be paid by the Underwriters will be [____%] of the aggregate principal balance of the Securities as of the Closing Date less an underwriting discount of [__]%.

Return of Purchase Price:

In the event that the Underwriters pay the Purchase Price to the Company and the Securities are not issued to the Underwriters on the same date, the Company agrees to return the Purchase Price to the Underwriters by 5:00 p.m. on that day.

Underwriting Commission:

Notwithstanding anything to the contrary in the Underwriting Agreement, no additional underwriting commission shall be payable by the Company to the Underwriters in connection with the purchase of the Securities.

[Counsel of the Company providing the opinions referred to in Section 4(b)(1)]:
Closing Date and Location:

Please confirm your agreement by having an authorized Officer sign a copy of this Agreement in the space set forth below and returning a signed copy to us.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Representative acting on behalf of the Underwriters

By: Name: Title:

ACCEPTED:
MERRILL LYNCH MORTGAGE INVESTORS, INC.

By: Name: Title: